UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 20, 2026

ASPIRA WOMEN’S HEALTH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34810	33-0595156
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

12117 Bee Caves Road, Building III, Suite 100

Austin, TX 78738

(Address of principal executive office) (Zip Code)

(512) 519-0400

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	AWHL	OTC QX Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Explanatory Note

On May 20, 2026, Aspira Women’s Health Inc. (“Aspira”) announced that it had entered into a Master Collaboration and License Agreement (the “Agreement”) with Cleveland Clinic Foundation (“CCF”), a non-profit educational, research and health care institution. The Agreement is effective as of May 20, 2026 (the “Effective Date”). Under the Agreement, Aspira and CCF will collaborate on biomedical research and development projects.

Aspira shall pay to CCF a partnering fee in the aggregate amount of $125,000 (the " Partnering Fee"), payable as follows: (i) $50,000 within 30 days of the Effective Date; and (ii) $25,000 on each of the first, second, and third anniversaries of the Effective Date. The Partnering Fee is non-refundable and non-creditable against any other amounts payable under the Agreement or any Statement of Work, and is separate from, and in addition to, any compensation, cost reimbursement, milestones, or royalties payable under any Statement of Work.

The initial term of the Agreement is five years from the Effective Date and may be extended upon mutual agreement. The Agreement may be terminated by either party (i) for any reason on at least sixty days’ prior written notice; (ii) in the event of a breach of this Agreement that is not cured within 30 days; or (iii) immediately upon written notice to Aspira if any part or all of this Agreement or a particular SOW is reasonably determined to jeopardize the overall tax-exempt status of CCF or any of its exempt Affiliates.

The Agreement contains customary representations, covenants, and other provisions for arrangements of this type, including with respect to confidentiality, compliance with healthcare laws (including HIPAA), insurance, indemnification, non-exclusivity, and governing law.

A copy of the Agreement is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and a copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Master Collaboration and License Agreement, dated as of May 20, 2026
99.1	Press Release issued by Aspira Women’s Health Inc. on May 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 26, 2026

ASPIRA WOMEN’S HEALTH INC.

By:	/s/ John Strahley
Name:	John Strahley
Title:	Chief Financial Officer